SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES*	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Alternative Strategies Fund[1] Class A Class C Administrator Class Institutional Class	2.22% 2.97% 2.07% 1.97%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	1.60% 2.35% 1.50% 1.25%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.70% 1.00% 0.80%	September 30, 2017 September 30, 2017 September 30, 2018 September 30, 2017 September 30, 2017
C&B Mid Cap Value Fund Class A Class C Administrator Class Institutional Class	1.25% 2.00% 1.15% 0.90%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.75% 0.60% 0.94% 0.70%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Colorado Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.85% 1.10% 0.85%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Conservative Income Fund Institutional Class	0.27%	December 31, 2017
Core Bond Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42%	September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2017
Core Plus Bond Fund[2] Class A Class C Class R6 Administrator Class Institutional Class	0.84% 1.59% 0.45% 0.72% 0.58%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.74% 0.48%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.84% 1.15% 0.89%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 1.05% 0.78%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Diversified Equity Fund Class A Class C Administrator Class	1.25% 2.00% 1.00%	September 30, 2017 September 30, 2017 September 30, 2017
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Diversified International Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.35% 2.10% 1.60% 0.89% 1.25% 0.99%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Dow Jones Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.76% 1.51% 1.01% 0.45% 0.30% 0.65%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.78% 1.53% 1.03% 0.47% 0.32% 0.67%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.79% 1.04% 0.48% 0.33% 0.68%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.81% 1.56% 1.06% 0.50% 0.35% 0.70%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.81% 1.06% 0.50% 0.35% 0.70%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.82% 1.57% 1.07% 0.51% 0.36% 0.71%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.83% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.83% 1.58% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.83% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.83% 1.58% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.83% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.83% 1.58% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target Today Fund Class A Class C Class R Class R4 Class R6	0.98% 1.73% 1.23% 0.67% 0.52%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2015 Fund Class A Class C Class R Class R4 Class R6	1.00% 1.75% 1.25% 0.69% 0.54%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2020 Fund Class A Class C Class R Class R4 Class R6	1.02% 1.77% 1.27% 0.71% 0.56%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2025 Fund Class A Class C Class R Class R4 Class R6	1.04% 1.79% 1.29% 0.73% 0.58%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2030 Fund Class A Class C Class R Class R4 Class R6	1.06% 1.81% 1.31% 0.75% 0.60%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2035 Fund Class A Class C Class R Class R4 Class R6	1.07% 1.82% 1.32% 0.76% 0.61%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2040 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2045 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2050 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2055 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2060 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Emerging Growth Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 0.90%	September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2017
Emerging Markets Equity Fund[3] Class A Class B Class C Class R6 Administrator Class Institutional Class	1.61% 2.36% 2.36% 1.18% 1.49% 1.22%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Emerging Markets Equity Income Fund[4] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.65% 2.40% 1.90% 1.20% 1.45% 1.25%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Endeavor Select Fund Class A Class C Administrator Class Institutional Class	1.20% 1.95% 1.00% 0.80%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Global Long/Short Fund Class A Class C Administrative Class Institutional Class	1.75% 2.50% 1.65% 1.45%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.16% 0.50% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Growth Balanced Fund Class A Class C Administrator Class	1.20% 1.95% 0.95%	September 30, 2017 September 30, 2017 September 30, 2017
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.16% 1.91% 0.70% 0.96% 0.75%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.80% 0.70%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.15% 1.90% 0.90% 0.75%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2018
Index Fund Class A Class B Class C Administrator Class	0.45% 1.20% 1.20% 0.25%	September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2017
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.60% 0.45%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
International Equity Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.89% 1.39% 0.88% 1.14% 0.89%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
International Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 1.00%	September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2017
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 1.00%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.86% 1.36% 0.80% 0.65% 0.95% 0.70%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 0.95%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.68% 1.00% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Large Company Value Fund Class A Class C Class R6[5] Administrator Class Institutional Class	1.10% 1.85% 0.40% 0.98% 0.75%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Low Volatility U.S. Equity Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.83% 1.58% 1.08% 0.40% 0.75% 0.50%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
Moderate Balanced Fund Class A Class C Administrator Class	1.15% 1.90% 0.90%	September 30, 2017 September 30, 2017 September 30, 2017
Money Market Fund Class A Class B Class C Premier Class Service Class	0.65% 1.40% 1.40% 0.20% 0.50%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.60% 0.48%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2017 May 31, 2017 May 31, 2017
Municipal Money Market Fund[6] Class A Premier Class Service Class	0.64% 0.20% 0.45%	May 31, 2017 May 31, 2017 May 31, 2017
National Tax-Free Money Market Fund[7] Class A Administrator Class Premier Class Service Class	0.65% 0.30% 0.20% 0.45%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2017 October 31, 2017 October 31, 2017
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.10% 0.85%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class	1.21% 1.96% 1.96% 1.00% 0.75%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2017 October 31, 2017 October 31, 2017
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.86% 0.80% 0.65% 1.00% 0.70%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.85% 1.60% 0.47% 0.60% 0.52%	September 30, 2017 September 30, 2017 September 30, 2018 September 30, 2017 September 30, 2018
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Short-Term Bond Fund Class A Class C Institutional Class	0.72% 1.47% 0.48%	December 31, 2017 December 31, 2017 December 31, 2017
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.63% 1.38% 0.60% 0.40%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
Small Cap Core Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.25% 1.00%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Small Cap Opportunities Fund Class R6 Administrator Class Institutional Class	0.85% 1.20% 0.95%	July 31, 2018 July 31, 2017 July 31, 2017
Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.83% 1.08% 0.88%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.20% 0.95%	September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2017
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.20% 1.00%	September 30, 2017 September 30, 2017 September 30, 2018 September 30, 2017 September 30, 2017
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	1.50% 2.25% 1.33% 1.08%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2018
Special Mid Cap Value Fund[8] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.25% 2.00% 1.50% 0.82% 1.14% 0.87%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Special Small Cap Value Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.59% 0.89% 1.20% 0.94%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.55% 0.35%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class	0.67% 1.42% 0.60% 0.37%	October 31, 2017 October 31, 2017 October 31, 2017 October 31, 2017
Utility and Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
WealthBuilder Conservative Allocation Portfolio[9] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
WealthBuilder Equity Portfolio[9] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
WealthBuilder Growth Allocation Portfolio[9] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
WealthBuilder Growth Balanced Portfolio[9] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
WealthBuilder Moderate Balanced Portfolio[9] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2017 October 31, 2017 October 31, 2017
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.50% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017

Schedule A amended: December 6, 2016

*On November 16, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the creation of Class T shares for long-term funds (money market funds excluded), effective on or before April 10, 2017.

1Reference is made to that certain Investment Sub-Advisory Agreement among the Trust, on behalf of the Alternative Strategies Fund, the Adviser and The Rock Creek Group, LP (“Rock Creek”), as a sub-adviser to the Alternative Strategies Fund, pursuant to which Rock Creek is authorized to invest, from time to time, a portion of the Alternative Strategies Fund’s assets (“Rock Creek Portion”) in shares of registered investment companies (each such company, other than a money market Fund, an “Underlying Fund”).  The provisions of Section 3 of the Amended and Restated Fee Agreement (the “Fee Agreement”) to which this Schedule A relates shall apply to the Capped Operating Expense Ratios of the respective share classes of the Alternative Strategies Fund stated in the table above (the “Baseline Capped Operating Expense Ratios”).  In addition to the foregoing, to the extent that the Rock Creek Portion invests in securities of any Underlying Fund, the Adviser also hereby agrees to additionally waive any advisory fees payable to it under the Investment Advisory Agreement, additionally waive any administration fees payable to it under the Administration Agreement, and/or additionally reimburse other expenses of the Funds or a class in an amount equal to the fees of such Underlying Fund held in the Rock Creek Portion (which shall be calculated based on the net operating expense ratio of the relevant share class of such Underlying Fund contained in the Underlying Fund’s most recently published annual or semi-annual report) (such additional waivers, the “Rock Creek Underlying Fund Waivers”); provided, however, notwithstanding the provisions of Section 3 of the Fee Agreement, the amount of the Rock Creek Underlying Fund Waivers, if any,  may increase or decrease from time to time without notice to, or approval by, the Board, so long as: (i) the initial term and renewal of the Adviser’s commitment to make the Rock Creek Underlying Fund Waivers remain subject to the provisions of Section 3 of the Fee Agreement, and (ii) the Baseline Capped Operating Expense Ratios remain subject to the provisions of Section 3 of the Fee Agreement.

2On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Core Plus Bond Fund, effective January 1, 2017.  Subsequently, on November 16, 2016 there was notification of a further reduction of an additional ten basis points to each share class, effective January 1, 2017.  The net operating expense ratios, expiring December 31, 2017, will be: Class A 0.73%, Class C 1.48%, Class R6 0.35%, Administrator Class 0.62%; Institutional Class 0.40%

3On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Emerging Markets Equity Fund.  Effective March 1, 2017, the net operating expense ratios for Class A, B, C, R6, Administrator and Institutional will be: Class A 1.58%, Class B 2.33%, Class C 2.33%, Class R6 1.15%, Administrator Class 1.46%, Institutional Class 1.19%, expiring February 28, 2018.

4On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Emerging Markets Equity Income Fund.  Effective March 1, 2017, the net operating expense ratios for Class A, C, R, R6, and Institutional will be: Class A 1.62%, Class C 2.37%, Class R 1.87%, Class R6 1.17%, Institutional Class 1.22%, expiring February 28, 2018.

5On November 16, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Large Company Value Fund, effective in the first quarter of 2017.  In addition there will be a reduction to the capped operating expenses, beginning February 1, 2017 through November 30, 2019`, for Class A, C, Administrator and Institutional.  The capped operating expense ratios will be:  Class A 0.83%; Class C 1.58%; Administrator Class 0.75%; Institutional Class 0.50%

6On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Municipal Money Market Fund into the National Tax-Free Money Market Fund.  Pending shareholder approval, the fund merger is expected to occur in the first quarter of 2017.

7On August 10, 2016, the Board of Trustees of Wells Fargo Funds Trust approved a reduction to the Class A shares capped operating expense ratio in conjunction with the merger of the Municipal Money Market Fund into the National Tax-Free Money Market Fund.  Pending shareholder approval of the merger, Class A will be reduced from 0.65% to 0.64% and the expiration dates for all share classes will change to May 31, 2018.

8On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Special Mid Cap Value Fund.  Effective February 1, 2017, the net operating expense ratios for Class A, C, R and R6 will be: Class A 1.22%, Class C 1.97%, Class R 1.47%, Class R6 0.79%, expiring January 31, 2018.

9On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the name change of each WealthBuilder Portfolio to WealthBuilder Fund.  In addition, the Board approved for each WealthBuilder Portfolio the establishment of Class A shares and the renaming of each existing WealthBuilder Portfolio share class as Class C.  The approved changes will become effective in the first quarter 2017.

The foregoing schedule of capped operating expense ratios is agreed to as of December 6, 2016 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

              C. David Messman

              Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
  Paul Haast

  Senior Vice President